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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 25, 2006
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                              IElement Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


Nevada                                 000-29331             76-0270295
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(State or Other Jurisdiction         (Commission             (IRS Employer
    of Incorporation)                File number)            Identification No.)


17194 Preston Road  Suite 102, PMB 341, Dallas, Texas            75248
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (214) 254-3440
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        As of March 25, 2006, we reached agreements with twelve (12) note holders to amend and restate the terms of our repayment obligations to them as set forth in certain promissory notes issued in January and August 2005. The note holders agreed to waive the accrued but unpaid principal, in exchange for the future right to convert the outstanding principal amount ($560,053 as of March 23, 2006) to shares of our common stock at a conversion price of $0.035 per share. Both the prior notes and the new convertible secured promissory notes are non interest bearing. The first payment on each of the new convertible promissory notes is due in September 2006 with a total of 36 monthly installments through August 2009. The note holder has the right to convert all or a portion of the outstanding balance, at any time until the notes are paid in full, into I-Element's common stock at a conversion price of $0.035 per share.

        Two of the notes are held by Kramerica, Inc., a Company in which our Chief Executive Officer and Director, Mr. Ivan Zweig, is the sole shareholder, officer and director. The aggregate principal amount of the notes owed to Kramerica, Inc. is $120,000. In addition, six additional note holders are Mr. Zweig's immediate family. The aggregate principal amount of the notes owed to Mr. Zweig's immediate family is $256,956. Both the prior notes and the new convertible secured promissory notes in favor of Kramerica and Mr. Zweig's family, are secured by substantially all of the assets of I-Element, Inc. The remaining four note holders are currently unaffiliated with I-Element. In addition, the remaining four notes were and remain unsecured.

        The common stock that will be issued upon conversion of the Notes will be subject to certain resale restrictions, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

        A copy of the form of Amended and Restated Convertible Secured Promissory Notes is filed with this Report as Exhibit 10.05 and is incorporated in this Item 1.01 by reference.

Item 9.01.  Financial Statements and Exhibits

        (a)     Financial Statements of Businesses Acquired.
                  None

        (b)     Pro Forma Financial Information.
                  None

        (c)     Exhibits.

        10.05     Form of Amended and Restated Convertible Secured Promissory
                  Notes

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 31, 2006                      IELEMENT CORPORATION
                                          By: /s/ Ivan Zweig
                                          Name: Ivan Zweig
                                          Title: Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.    Description
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10.05          Form of Amended and Restated Convertible Secured Promissory Notes






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